Exhibit 99.1
Interwoven Announces First Quarter Financial Results
Revenue Growth of 17%; Non-GAAP Net Income Growth of 21%
SAN JOSE, Calif., — April 24, 2008 - Interwoven, Inc. (NASDAQ: IWOV), a global leader in content management solutions, today announced financial results for the three months ended March 31, 2008.
Interwoven reported total revenues of $61.5 million for the first quarter of 2008, an increase of 17% from total revenues of $52.7 million for the first quarter of 2007. Net income for the first quarter of 2008, calculated in accordance with generally accepted accounting principles, was $6.1 million, or $0.13 per share, compared to net income of $4.7 million, or $0.10 per share, for the same quarter in 2007. On a non-GAAP basis, Interwoven reported a net income of $7.3 million for the first quarter of 2008, or $0.16 per share, compared to non-GAAP net income of $6.0 million, or $0.13 per share, for the first quarter of 2007.
Reconciliations of net income and net income per share calculated in accordance with generally accepted accounting principles and non-GAAP net income and non-GAAP net income per share are provided in the tables immediately following the consolidated statements of operations. Additional information about the company’s non-GAAP financial measures can be found under the caption “Non-GAAP Financial Information” below.
As of March 31, 2008, cash, cash equivalents and short-term investments totaled $173.3 million and deferred revenues totaled $71.1 million.
“Our first quarter performance provided an excellent start to 2008”, said Joe Cowan, CEO of Interwoven. “We posted a revenue increase of 17% over last year, while increasing earnings and cash flows. These results are a direct result of a strategy that is tuned to the needs of our customers.”
Customer Success Highlights
•	During the first quarter, Interwoven added 84 customers, bringing the company’s total to approximately 4,300 customers worldwide.
•	Notable customer orders in Q1 included, among others, Addleshaw Goddard, AIMCO/Bethesda Holdings, Air France, Amnesty International USA, Ballard Spahr Andrews & Ingersoll, LLP, Butler Rubin Saltarelli & Boyd LLP, Chantrey Vellacott DFK, Commonwealth Bank of Australia, Genpact India, ING Direct Italia, Kennedys, Loma Linda University Health Center, LOVEFiLM International, Loyalty Management UK, Osborne Clarke, Pleasant Holidays, Principal Life Insurance Company, The Segal Company, Shutterfly, Sky Italia and Taylor Wessing.
Recent Company Highlights, Product News, and Industry Leadership Highlights
•	GearUp 2008 - This week over 1,000 customers and partners attended Interwoven GearUp, Interwoven’s 7th annual customer conference, held in San Francisco. A record 50 partner organizations sponsored the event, and over 60 customers shared their success stories on how they are using Interwoven to maximize online business performance and improve efficiency, agility and collaboration. As part of the three-day agenda, Interwoven conducted an “Executive Summit” for senior IT and marketing leadership.

•	Leading Interactive Marketing Agencies Certified on Interwoven Optimost - This week Interwoven announced a new Interwoven Optimost certification program for interactive marketing agencies. The certification program empowers interactive marketing agencies and systems integration firms to fully leverage the Interwoven Optimost multivariable optimization solution across their customer base. To date, representatives from seven leading interactive marketing firms — including Avenue A | Razorfish, Digitaria, Earthbound Media Group, Molecular, One to One Interactive, Roundarch, and Stratigent — have completed the certification process.

•	Interwoven Optimost Launched in Asia-Pacific - Earlier this month, Interwoven announced the immediate availability of the Interwoven Optimost solution in the Asia-Pacific region. As part of this announcement, Interwoven will also be growing its network of Interwoven Optimost service specialists, and will be expanding its Interwoven Optimost certification process to Asia-Pacific interactive marketing firms.

•	Interwoven Takes Top Honors at 5th Annual Law Technology News Conference - In February 2008, Interwoven announced that the readers of Law Technology News (LTN) selected Interwoven as the best-in-class solution provider for both document management and records management. The award winners are selected by the readers of Law Technology News, which is comprised of over 40,000 subscribers representing large, midsize and small firms, as well as in-house corporate counsel and legal technology professionals.
Non-GAAP Financial Information
To supplement the company’s consolidated financial statements presented in accordance with generally accepted accounting principles, Interwoven uses measures of operating results, net income, net income per share, and shares used in the net income per share calculation, which are adjusted to exclude restructuring and excess facilities charges, stock-based compensation, amortization of intangible assets, recoveries from amounts held in escrow related to the settlement of certain claims associated with the acquisition of Scrittura and the related tax impact of these adjustments, and the costs associated with the company’s completed voluntary review of historical stock option grant procedures and related accounting. These non-GAAP results are not in accordance with, or an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies. Interwoven believes that the presentation of non-GAAP results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Interwoven also believes that where the adjustments used in calculating non-GAAP net income and non-GAAP net income per share are based on specific, identified charges that impact different line items in the consolidated statements of operations (including cost of revenues-license, cost of revenues-support and service, sales and marketing, research and development, and general and administrative expenses), it is useful to investors to know how these specific line items in the consolidated statements of operations are affected by these adjustments. For its internal budgets, Interwoven’s management uses consolidated financial statements that do not include restructuring and excess facilities charges, stock-based compensation, amortization of intangible assets, recoveries from amounts held in escrow related to the settlement of certain claims associated with the acquisition of Scrittura, and the related tax impact of these adjustments, and the costs associated with the company’s completed voluntary review of historical stock option grant procedures and related accounting. Interwoven uses these non-GAAP measures in assessing corporate performance and determining incentive compensation. Readers are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.
Conference Call Information
Interwoven’s 2008 first quarter financial results and its financial outlook for the second quarter of 2008 will be discussed today, April 24, 2008 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).

Conference Call Details:

Date:	Thursday, April 24, 2008
Time:	2:00 p.m. PDT (5:00 p.m. EDT)
Live Dial-in #:	(888) 684-1277 or (913) 312-0970
Replay Dial-in #:	(888) 203-1112 or (719) 457-0820
Replay Passcode:	1614082
Audio Webcast instructions will be available on Interwoven’s Website at http://www.interwoven.com/investors. The call replay will be available starting on April 24, 2008 at approximately 5:00 p.m. Pacific Time for a limited time period.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements, including statements about historical results that may suggest trends in our business. These statements are based on estimates and information available to us at the time of this press release and are not guarantees of future performance. Our forward-looking statements include statements about customer demand. Actual results could differ materially from our current expectations as a result of many factors including: our ability to develop new products, services, features and functionality successfully and on a timely basis; customer acceptance of our solutions; changes in customer spending on enterprise content management initiatives; our ability to cross-sell and up-sell additional products into our installed base of customers; our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses and technologies; the timing and impact of acquisition-related costs or amortization costs for acquired intangible assets; the success of our strategic business alliances; intense competition in our markets; changes in key personnel; the introduction of new products or services by competitors; and the ongoing consolidation in our markets. These and other risks and uncertainties associated with our business are described in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Forms 8-K, which are on file with the Securities and Exchange Commission and available through www.sec.gov.
About Interwoven
Interwoven is a global leader in content management solutions. Interwoven’s software and services enable organizations to maximize online business performance and organize, find, and govern business content. Interwoven solutions unlock the value of content by delivering the right content to the right person in the right context at the right time. Approximately 4,300 of the world’s leading companies, professional services firms, and governments have chosen Interwoven, including adidas, Airbus, Avaya, BT, Cisco, Citi, Delta Air Lines, DLA Piper, the Federal Reserve Bank, FedEx, Grant Thornton, Hilton Hotels, Hong Kong Trade and Development Council, HSBC, LexisNexis, MasterCard, Microsoft, Samsung, Shell, Qantas Airways, Tesco, Virgin Mobile, and White & Case. Over 20,000 developers and over 300 partners enrich and extend Interwoven’s offerings. To learn more about Interwoven, please visit www.interwoven.com.
Investor Relations Contact:
Keren Ackerman
Interwoven, Inc.
(408) 953-7284
kackerman@interwoven.com
Media Relations Contact:
Randy Cairns
Interwoven, Inc.
(408) 953-7111
rcairns@interwoven.com

INTERWOVEN, INC.
Consolidated Balance Sheets
(In thousands)

	March 31, 2008	December 31, 2007
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$87,803	$68,453
Short-term investments	85,529	88,896
Accounts receivable, net	38,325	39,000
Prepaid expenses and other current assets	9,060	8,252

Total current assets	220,717	204,601

Property and equipment, net	15,777	16,247
Goodwill	217,747	217,777
Other intangible assets, net	18,985	20,960
Deferred tax assets	6,159	5,895
Other assets	2,058	2,878

Total assets	$481,443	$468,358

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$3,612	$4,378
Accrued liabilities	25,041	30,707
Restructuring and excess facilities accrual	1,345	1,618
Deferred revenues	71,098	61,977

Total current liabilities	101,096	98,680

Accrued liabilities	7,772	7,816
Restructuring and excess facilities accrual	1,746	2,016

Total liabilities	110,614	108,512

Commitments and contingencies

Stockholders’ equity:
Preferred stock	—	—
Common stock	45	45
Additional paid-in capital	771,031	766,660
Accumulated other comprehensive income	906	415
Accumulated deficit	(401,153)	(407,274)

Total stockholders’ equity	370,829	359,846

Total liabilities and stockholders’ equity	$481,443	$468,358

INTERWOVEN, INC.
Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2008	2007
Revenues:
License	$21,972	$19,614
Support and service	39,492	33,102

Total revenues	61,464	52,716

Cost of revenues:
License	1,779	1,960
Support and service	15,950	13,192

Total cost of revenues	17,729	15,152

Gross profit	43,735	37,564

Operating expenses:
Sales and marketing	22,037	19,804
Research and development	9,953	9,061
General and administrative	5,732	4,959
Amortization of intangible assets	668	828
Restructuring and excess facilities charges (recoveries)	(48)	3

Total operating expenses	38,342	34,655

Income from operations	5,393	2,909

Interest income and other, net	1,178	2,492

Income before provision for income taxes	6,571	5,401
Provision for income taxes	450	673

Net income	$6,121	$4,728

Basic net income per common share	$0.13	$0.11

Shares used in computing basic net income per common share	45,434	44,636

Diluted net income per common share	$0.13	$0.10

Shares used in computing diluted net income per common share	46,717	46,460

INTERWOVEN, INC.
Impact of Non-GAAP Adjustments on Reported Net Income
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2008			March 31, 2007
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenues:
License	$21,972	$—	$21,972	$19,614	$—	$19,614
Support and service	39,492	—	39,492	33,102	—	33,102

Total revenues	61,464	—	61,464	52,716	—	52,716

Cost of revenues:
License (1)	1,779	(928)	851	1,960	(1,226)	734
Support and service (1)(2)	15,950	(677)	15,273	13,192	(148)	13,044

Total cost of revenues	17,729	(1,605)	16,124	15,152	(1,374)	13,778

Gross profit	43,735	1,605	45,340	37,564	1,374	38,938

Operating expenses:
Sales and marketing (2)	22,037	(885)	21,152	19,804	(415)	19,389
Research and development (2)	9,953	(397)	9,556	9,061	(235)	8,826
General and administrative (2)(3)	5,732	(1,028)	4,704	4,959	(1,363)	3,596
Amortization of intangible assets (1)	668	(668)	—	828	(828)	—
Restructuring and excess facilities charges (recoveries) (4)	(48)	48	—	3	(3)	—

Total operating expenses	38,342	(2,930)	35,412	34,655	(2,844)	31,811

Income from operations	5,393	4,535	9,928	2,909	4,218	7,127
Interest income and other, net (5)	1,178	—	1,178	2,492	(472)	2,020

Income before taxes	6,571	4,535	11,106	5,401	3,746	9,147
Provision for income taxes (6)	450	3,326	3,776	673	2,437	3,110

Net income	$6,121	$1,209	$7,330	$4,728	$1,309	$6,037

Net income per share	$0.13		$0.16	$0.10		$0.13

Shares used in computing net income per share	46,717		46,717	46,460		46,460

(1)	For the three months ended March 31, 2008, adjustments reflect the reversal of amortization of purchased technology of $928,000 in cost of revenues — license and $379,000 in cost of revenues support and service. For the three months ended March 31, 2007, adjustments reflect the reversal of amortization of purchased technology of $1.2 million in cost of revenues - license and none in cost of revenues support and service. For the three months ended March 31, 2008 and 2007, adjustments reflect the reversal of $668,000 and $828,000, respectively, associated with the amortization of intangible assets.

(2)	For the three months ended March 31, 2008, adjustments reflect the reversal of stock-based compensation expense of $298,000 in cost of revenues — support and service, $885,000 in sales and marketing, $397,000 in research and development and $1.0 million in general and administrative. For the three months ended March 31, 2007, adjustments reflect the reversal of stock-based compensation expense of $148,000 in cost of revenues — support and service, $415,000 in sales and marketing, $235,000 in research and development and $123,000 in general and administrative.

(3)	For the three months ended March 31, 2008 and 2007, adjustment reflects the reversal of none and $1.2 million in expenses incurred in connection with the Company’s completed voluntary review of historical stock option grant procedures and related accounting.

(4)	For the three months ended March 31, 2008 and 2007, adjustments reflect the reversal of ($48,000) and $3,000, respectively, in adjustments associated with the Company’s restructuring and excess facilities.

(5)	For the three months ended March 31, 2007, adjustment reflects the reversal of recoveries from amounts held in escrow related to the settlement of certain claims associated with the acquisition of Scrittura, Inc.

(6)	For the three months ended March 31, 2008 and 2007, adjustments reflect an additional hypothetical tax provision of $3.3 million and $2.4 million, respectively, associated with the non-GAAP adjustments.